                                                                  EXHIBIT 10.17

                          [UNITED CAPITAL LETTERHEAD]

March 30, 1999


Interactive Telesis, Inc.
535 Encinitas Blvd., #116
Encinitas, CA 92024

Lease #13995

Dear Mr. Donald Cameron,

     Congratulations on recently obtaining leased equipment to assist you in your business needs. Enclosed are copies of your lease documents now assigned to and serviced by United Capital Leasing Corporation, a national lease funding organization.

     Please send your payment directly to us when you receive your monthly billing statement. Your bill is mailed approximately 10 days before the due date. If you have any questions regarding your billing of payments, please do not hesitate to contact us.

     Your future equipment leasing needs can still be handled by your original broker or lessor. If you are unable to locate your broker, please call us and we will be glad to help you get in contact with them.

     We look forward to servicing your lease as your business benefits from the addition of this new equipment.


Very truly yours,

/s/ MELANIE R. LENARD
--------------------------
Melanie R. Lenard
Sr. Lease Administrator

------------------------------------------------------------------------     -------------------------------------------------------
            LESSOR                                                                           LEASE NUMBER

       United Capital Leasing
       1690 W. Shaw #103                                                                          13995
       Fresno, CA 93711
------------------------------------------------------------------------------------------------------------------------------------
     FULL LEGAL NAME AND ADDRESS OF LESSEE                                 SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

       Interactive Telesis, Inc.
       535 Encinitas Blvd. #116                                            See attached Schedule "A"
       Encinitas, CA 92024

       JOINTLY AND SEVERALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
     QUANTITY            DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
E
Q  L
U  E           See Attached Schedule "A"
I  A
P  S
M  E
E  D
N
T
------------------------------------------------------------------------------------------------------------------------------------
  EQUIPMENT         STREET ADDRESS _________________________________________________________________________________________________
  LOCATION IF
  DIFFERENT         CITY _______________________ COUNTY _____________________ STATE ______________________ ZIP _____________________
------------------------------------------------------------------------------------------------------------------------------------
                  AMOUNT OF EACH PAYMENT           MONTHLY       [X]      TERM OF LEASE           NO. OF PAYMENTS          SECURITY
TERMS        (PLUS SALES TAX, IF APPLICABLE)       OTHER/SPECIFY [ ]      (NO. OF MONTHS)                                   DEPOSIT
                         $840.00                                              36                        36                   - 0 -
------------------------------------------------------------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.
--------------------------------------------------------------------------------
3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

   (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;

   (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

   (c) Lessee leases the Equipment "as is" and with all faults;

   (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

   (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

   (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

   (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

   (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.
                                                                      INITIALS
                           The parties have specifically negotiated and
                           agreed to the foregoing paragraph.      [ILLEGIBLE]

--------------------------------------------------------------------------------
4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

   LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto, unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of California and shall be interpreted in accordance with the laws and regulations of the state of California.

   Lessee agrees to jurisdiction in the state of California in any action, suit or proceeding regarding this Lease and concedes that it, and each of them, transacted business in the state of California by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Fresno.

   LESSEE: Interactive Telesis, Inc.        LESSOR: United Capital Leasing

   /s/ DONALD CAMERON   DATE 2-5-99         /s/ KARYN REYNOLDS  DATE 3/24/99
   --------------------      --------       -------------------      --------
   Donald Cameron, President

                        DATE
   --------------------      --------
--------------------------------------------------------------------------------

[MISSING TEXT]

this Lease, and Lessee's complete performance of all of its obligations under this Lease and any extension or renewal thereof. Lessee has deposited with Lessor the security amount set forth in the section shown as "Security Deposit". In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Lessor's other funds.

9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to reflect a change in one or more of the following conditions:

     (a)  Lessor's actual cost of procuring the Equipment, or

     (b)  Lessor's actual cost of providing the Equipment to Lessee, or

     (c)  A change in rental payments as a result of (1) or (2), above, or

     (d)  Description of the Equipment:

Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, the Lease shall be deemed amended and such amendments shall be incorporated in this Lease as if originally set forth.

     Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code, and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

10. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be moved without Lessor's prior written consent.

11. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions, or improvements to the Equipment without Lessor's prior written consent. All

12. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.

13. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under Paragraph 21, hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify.

14. RENEWAL. At the expiration of the Lease, Lessee shall return the Equipment in accordance with Paragraph 13, hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after Lessor returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts indicated under "Amount of Each Payment," above.

15. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following:

     (a) Replace the same with like equipment in good repair, acceptable to Lessor; or

     (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 9% as of the date of loss; and, (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment discounted to present value at a discount rate of 9%, as of the date of loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

16. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 days prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such insurance, Lessor will have the right, but no obligation, to have such insurance protecting Lessor placed at Lessee's expense. Such placement will result in an increase in Lessee's periodic payments, such increase being attributed to Lessor's costs of obtaining such insurance and any customary charges or fees of Lessor's or its designee associated with such insurance.

     Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall pay all charges and taxes (local, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

[MISSING TEXT]

including all attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.

18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the parties hereto.

19. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date hereof, Lessee shall pay to Lessor a service charge of up to 15% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay to Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

20. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

21.  DEFAULT. Lessee shall be in default if:

     (a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or

     (b) Lessee shall fail to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or

     (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or

     (d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or

     (e)  Lessee dies or ceases to exist; or

     (f) Lessee defaults on any other agreement it has with Lessor; or [MISSING TEXT] of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.

22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made:

     (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such possession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;

     (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;

     (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

     (d) Lessor may declare all sums due and to become due under the Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

     (e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser.

     (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 9% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 9% as of the date of default, less the net proceeds of disposition, if any, of the Equipment.

     (g)  To pursue any other remedy available at law, by statute or in equity.

No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others. Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease.

24. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits, or proceedings, together with all costs and expenses incurred in pursuit thereof.

25. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall provision hereof in one instance shall not constitute a waiver as to any other instance.

26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument, and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect.

SCHEDULE "A"
EQUIPMENT SCHEDULE FOR LEASE NO.

DELL
ONE DELL WAY
ROUND ROCK, TX 78682

(4) Dell Dimension XPS 400MHz Pentium II Minitower Base with MMX Technology and 512k Cache each to include:

MS Intellimouse
Quietkey Keyboard
256 MB SDRAM Memory
32X Max Variable CD ROM
Video Ready Option
ATI XPERT 98D 8MB 3D 2X AGP Graphics Card
8.4GB 5400RPM Ultra ATA Hard Drive
3.5 1.44 MB Floppy Drive
Microsoft Internet Explorer
Microsoft Windows, NT, Workstation 4.0
3COM 3C905B Fast Ethernet XL 10/100 PCI NIC
SelectCare Service Contract years 2 and 3 included
MS Office Small Business Edition
MS Encarta
MS Office 2000 Small Business Upgrade Flyer

PARAGON VOICE SYSTEMS
12625 HIGH BLUFF DRIVE #302
SAN DIEGO, CA 92130

(4) DIALOGIC D/240SC-T1 Boards

Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee: Interactive Telesis, Inc.

By: /s/ Donald Cameron
    -----------------------------
    DONALD CAMERON

Title: President

Date: 2-5-99

Lessor:   United Capital Leasing                      Lease# 13995
          -------------------------                         -----------

          1690 W. Shaw #103
          -------------------------

          Fresno, CA 93711
          -------------------------


                                  LEASE BUYOUT
                                  "PUT LETTER"



Re: Equipment Lease Dated:  2-5-99
                         ----------


     THIS IS TO CONFIRM THAT UPON PERFORMANCE BY LESSEE OF ITS OBLIGATIONS UNDER THE REFERENCED LEASE AGREEMENT, LESSOR AGREES TO SELL TO LESSEE AND LESSEE AGREES TO PURCHASE ALL, BUT NOT LESS THAN ALL THE EQUIPMENT COVERED UNDER THE LEASE ON AN "AS IS" BASIS, WITH NO WARRANTIES BY LESSOR AT A PRICE OF $2,536.00. SAID PRICE SHALL BE EXCLUSIVE OF ANY AND ALL FEDERAL, STATE, MUNICIPAL, USE, SALES, OR LEASE TAXES WHICH MAY BE ASSESSED OR IMPOSED AT THE TIME OF SALE.



LESSOR:  United Capital Leasing     LESSEE:  Interactive Telesis, Inc.

By:  [Signature Illegible]          By:  /s/ DONALD CAMERON
     ---------------------------         ---------------------------
                                         Donald Cameron, President

Date:  3/24/99                      Date:  2/5/99
     ---------------------------         ---------------------------

Lessor:   United Capital Leasing                      Lease# 13995
          -------------------------                         -----------

          1690 W. Shaw, #103
          -------------------------

          Fresno, CA 93711
          -------------------------


                            INSURANCE AUTHORIZATION

To:       [Illegible]
          -------------------------


          -------------------------


          -------------------------

Phone:    (  )  [Illegible]
          -------------------------

Contact:
          -------------------------

We have entered into an equipment lease agreement for the equipment shown on the attached Lease Copy. This equipment is located as stated on the Lease.

This is a net lease and we are responsible for the full equipment cost in the amount of $ [illegible].

Please see that we immediately have ALL RISK coverage for liability and full replacement cost of the equipment and that United Capital Leasing Corporation is shown as LOSS PAYEE and ADDITIONAL INSURED on the policy. Please forward a Certificate of Insurance and Loss Payable/Additional Insured Clause to:

                       UNITED CAPITAL LEASING CORPORATION
                                 P.O. BOX 28490
                                FRESNO, CA 93729


Concurrent Certificates of Insurance, thirty (30) days notice in the event of cancellation or alteration, and general correspondence should be sent to the above addresses as well.

                         Very truly yours,

                         Lessee: Interactive Telesis, Inc.
                                 -------------------------

                         X  /s/  DONALD CAMERON
                                 -------------------------
                                 Donald Cameron   President

                         DATED EXECUTED BY LESSEE    2/5, 1999

Lessor:   United Capital Leasing
          -------------------------

          1690 W. Shaw, #103
          -------------------------

          Fresno, CA 93711
          -------------------------


                            INSURANCE AUTHORIZATION

Lessee:   Interactive Telesis, Inc.                     Lease# 13995
          -------------------------                            --------

          535 Encinitas Blvd #116
          -------------------------

          Encinitas, CA 92024
          -------------------------


                            LESSEE'S ACKNOWLEDGEMENT
                                       &
                          DELIVERY ACCEPTANCE RECEIPT

                           "See Attached Schedule A"

The undersigned hereby acknowledged receipt in good condition of all the above listed property and accepts the same in accordance with all the terms and conditions of the lease agreement between Lessor and the undersigned Lessee. The undersigned Lessee acknowledges with full understanding that the above described equipment lease is NON-CANCELLABLE for any reason for the term indicated and according to the terms and provisions thereof. Lessee recognizes and agrees that the Lessor HAS NO RESPONSIBILITY AS TO SATISFACTION, PERFORMANCE OR MAINTENANCE of the leased equipment covered therein. Further, Lessee acknowledges that, after the execution to this Delivery Receipt and Acceptance Certificate, it waives its rights to cover, reject or revoke acceptance of the leased equipment. In reliance upon this representation, Lessor will execute the necessary drafts in payment for the equipment.

Lessee states, warrants, and agrees that the equipment is to be used solely for business or commercial purposes and is not for personal or consumer use in any manner.


                         LESSEE: Interactive Telesis, Inc.
                                 -------------------------

                         X  /s/  DONALD CAMERON
                                 -------------------------
                                 Donald Cameron, President

                         DATED EXECUTED BY LESSEE    2/5, 1999

DELIVERY AND ACCEPTANCE

In my absence, I hereby authorize
W.R. Adams to do the verbal
acceptance.


                                                                 Signature:
                                                             (Donald E. Cameron)

Lessor: United Capital Leasing                                     Lease # 13995
        ------------------------
        1690 West Shaw, #103
        ------------------------
        Fresno, CA 93711
        ------------------------



                          CORPORATE LEASING RESOLUTION

I, Scott Cameron, do hereby certify that I am the duly elected and qualified Secretary of Interactive Telesis, Inc., a California Corporation; (State of Incorporation)

that the following is a true and correct copy of resolutions duly adopted by the board of Directors of said corporation;

"RESOLVED: That Donald Cameron, the President of this corporation, be and they hereby are authorized and directed to negotiate, execute and deliver on behalf of this corporation a lease agreement with LESSOR, whereby this corporation will lease equipment on terms and conditions which shall be determined by said officers to be advisable and in the best interests of this corporation and the execution of such lase agreement by said officers shall be conclusive evidence of their approval thereof.

BE IT FURTHER RESOLVED: That the Secretary be and hereby is authorized to furnish to LESSOR, a certified copy these resolutions."

IN WITNESS WHEREOF, I have affixed my name as secretary of said corporation and have caused the corporate seal of said corporation to hereunto affixed this 5th day of Feb, 1999.




                                                            /s/ SCOTT CAMERON
                                                         -----------------------
                                                         SCOTT CAMERON/SECRETARY



AFFIX CORPORATE
SEAL HERE

                            EQUIPMENT LEASE GUARANTY


LESSOR: United Capital Leasing

LEASE NO: 13995

DATE OF LEASE 2-5-99

This Guaranty Agreement made and entered into this 2nd day of February, 1999 by Donald Cameron (hereinafter referred to collectively as "Guarantor"), in favor of United Capital Leasing (hereinafter referred to as "Lessor").

WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with Interactive Telesis, Inc. (hereinafter collectively "Lessee"); and,

WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guarantor in entering into the Lease;

     NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor , jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

     The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

     Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

     Guaranty hereby waives any right to require Lessor to: (a) proceed against or exhaust any security held by Lessor: or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation of forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

     If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and, if married, their marital communities are so interested.

     This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors or assigns of Lessor.

     This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

   IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN
 IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 2nd day of February, 1999.


GUARANTOR:     Donald Cameron     GUARANTOR:

/s/  DONALD CAMERON
------------------------------    ------------------------------
NAME                              NAME

1109 Sycamore View Dr.
------------------------------    ------------------------------
Home Address                      Home Address

Encinitas, CA 92024
------------------------------    ------------------------------
City           State    Zip       City           State    Zip

X [Illegible}
------------------------------    ------------------------------
WITNESS                           WITNESS